UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2017

SEGUIN NATURAL HAIR PRODUCTS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-205822	35-7654530
State or other jurisdiction incorporation	Commission File Number	IRS Employer
Identification No.

104 Longwood Road South, Hamilton, Ontario, Canada L8S IS6
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (702)738-2051

2505Anthem Village F. Drive, Henderson, NV 89508
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Emerging Growth Company   ☒

Section 2-	Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Between June 19, 2017 and August 28, 2017, the Company issued five (5) Promissory Notes (“Notes”) to a private lender as follows:

(A)          On June 19, 2017, the Company issued its Convertible Promissory Note to a private lender in the principal amount of $7,000.00. The Note bears interest at the rate of 60% per annum computed on the basis of a 365-day year. All principal and accrued interest is due and payable on or before June 19, 2018. The Company can prepay all or part of the principal and interest of the Note with the following penalties:

PREPAY DATE	PREPAY AMOUNT
≤ 30 days	118% of principal plus accrued interest
31- 60 days	124% of principal plus accrued interest
61-90 days	130% of principal plus accrued interest
91-120 days	136% of principal plus accrued interest
121-150 days	142% of principal plus accrued interest
151-180 days	148% of principal plus accrued interest

This Note may not be prepaid after the 180th day. At the option of the holder of the Note, the outstanding principal and interest balance can be converted into common stock of the Company at a conversion price of $0.0001 per share. However, at no time can the holder of the Note  exercise its conversion rights if, as a result of any such conversion, beneficial  ownership by the holder of the Company’s common stock  would be more than 9.99% of the issued and outstanding common stock as of the date of conversion.

(B)          Between August 1, 2017 and August 28, 2017, the Company issued four (4)  Promissory Notes in the principal amounts of $5,225.00; $1,500.00; $4,370.00; and $7,000.00, respectively,  to the same holder of the Company’s Convertible Promissory Note dated June 19, 2017.  Each of these Notes bears interest at the rate of 25% per annum based on a 365-day year. Each of the Notes is due and payable on demand of the holder.  Each of the Notes is unsecured and the entire principal and accrued interest balance will be due in a lump sum on demand of the holder.

The proceeds of the foregoing Notes were used for general administrative costs and expenses incurred by the Company including the payment of legal, accounting and audit fees.
Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEGUIN NATURAL HAIR PRODUCTS INC.
Dated: August 28, 2017	By: /s/Kimberly Wright
President and CEO